Exhibit 10.41

Securities Purchase Agreement

HealthSouth Corporation

One HealthSouth Parkway

Birmingham, Alabama 35243

Ladies and Gentlemen:

Each of the undersigned (each, an “Investor” and together, the “Investors”) hereby confirms its agreement with you as follows:

1. This Securities Purchase Agreement (the “Agreement”) is made as of February 28, 2006, between HealthSouth Corporation, a Delaware corporation (the “Company”), and the Investors listed on the signature pages hereto.

2. The Company has authorized the sale and issuance to the Investors (the “Offering”) of shares of its Convertible Perpetual Preferred Stock, par value $0.10 per share (the “Securities”), which are convertible into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and shall have the rights, powers and preferences set forth in the Certificate of Designations (the “Certificate of Designations”) of Convertible Perpetual Preferred Stock, a copy of which is attached hereto as Exhibit A. The Securities are being offered to qualified institutional buyers (“QIBs”) within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a private placement exemption from registration under the Securities Act.

3. The Company and the Investors agree that each Investor will purchase from the Company and the Company will issue and sell to such Investor up to the aggregate number of Securities set forth below on such Investor’s signature page for the aggregate purchase price of $1,000 per share; provided that if the Company sells and the Investor buys an amount of Securities less than the aggregate number of Securities set forth below on such Investor’s signature page, the total aggregate purchase price of such Securities will be reduced proportionately. The Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. The Securities purchased by the Investors will be delivered by electronic book-entry through the facilities of The Depository Trust Company (“DTC”), to an account specified by each Investor on its signature page and will be released by Mellon Investor Services (the “Escrow Agent”) to such Investor at the Closing (as defined in Section 3 of Annex I hereto).

Maximum Number of Securities: $30,000,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Advent Capital Management

By:	/s/ ROBERT WHITE
Print Name: Robert White
Title: Chief Financial Officer
Address: 1065 Avenue of the Americas, 31st Floor
New York, NY 10018
Tax ID No.: 13-4168510
Contact Name: Robert White
Telephone: 212-479-0675
Back office contact: Desmond Singh
212-479-0636

Number of Securities Allocated to Investor: 20,000

Aggregate Purchase Price: $20,000,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
	Name:	John Workman
	Title:	Executive Vice President and
Chief Financial Officer

Maximum Number of Securities:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: AM Investment Partners, LLC

By:	/s/ MARK FRIEDMAN
Print Name: Mark Friedman
Title: Principal
Address: 350 Park Avenue, 4th Floor
New York, NY 10022
Tax ID No.: 74-3006802
Contact Name: Mark Friedman
Telephone: 212-508-8909
Back office contact: Craig Cohen
212-508-8908

Number of Securities Allocated to Investor: 7,000

Aggregate Purchase Price: $7,000,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
	Name:	John Workman
	Title:	Executive Vice President and
Chief Financial Officer

Maximum Number of Securities: 50,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Amaranth LLC, By Amaranth Advisors, LLC, its Trading Advisor

By:	/s/ KARL J. WACHTER
Print Name: Karl J. Wachter
Title: Authorized Signatory
Address: c/o Dundee Leeds Management Services (Cayman) Ltd.
Waterfront Centre 28 N. Church Street, Georgetown, Grand Cayman Cayman Islands, B.W.I.
Address for legal notices: c/o Amaranth Advisors LLC
One America Lane, Greenwich, CT 06831, Attn: General Counsel
Tax ID No.: 98-0385841
Contact Name: General Counsel
Telephone: 203-422-3340
Back office contact: Sean Foronjy 203-422-3315

Number of Securities Allocated to Investor: 20,000

Aggregate Purchase Price: $20,000,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
	Name:	John Workman
	Title:	Executive Vice President and
Chief Financial Officer

Maximum Number of Securities: 30,000 shares/$30,000,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: AG Offshore Convertibles, Ltd.,

By:	Angelo Gordon & Co., L.P. Its: Investment Manager

By:	/s/ JOHN M. ANGELO
Print Name: John M. Angelo
Title: Chief Executive Officer
Address: 245 Park Avenue, 26th Floor
New York, NY 10169
Tax ID No.: N/A
Contact Name: Gary I. Wolf
Telephone: 212-692-2058
Back office contact: George Fink

Number of Securities Allocated to Investor: 3,000

Aggregate Purchase Price: $3,000,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
	Name:	John Workman
	Title:	Executive Vice President and
Chief Financial Officer

Maximum Number of Securities:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: CNH CA Master Account, L.P.

By:	/s/ BRADLEY ASNESS
Print Name: Bradley Asness
Title: Secretary, Principal
Address: Two Greenwich Plaza
Greenwich, CT 06830
Tax ID No.: 42-1571441
Contact Name: Gildo Niutta
Telephone: 203-742-3686
Back office contact:

Number of Securities Allocated to Investor: 12,000

Aggregate Purchase Price: $12,000,000

AGREED AND ACCEPTED: HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 30,000 shares/$30,000,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Argent Funds Group LLC

By:	/s/ BOBBY RICHARDSON
Print Name: Bobby Richardson
Title: Managing Director
Address: 55 Vilcom Circle
Chapel Hill, NC 27514
Tax ID No.: 06-1584984
Contact Name: Rich Godfrey
Telephone: 919-869-8669
Back office contact: Rich Godfrey

Number of Securities Allocated to Investor: 9,000

Aggregate Purchase Price: $9,000,000

AGREED AND ACCEPTED: HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: $30,000,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Aristeia International Limited/Aristeia Partners LP

By:	/s/ ANTHONY FRASCELLA
Print Name: Anthony Frascella
Title: Principal
Address: 136 Madison Avenue, 3rd Floor
New York, NY 10016
Tax ID No.: 13-3953126
Contact Name: Michael Meraldo
Telephone: 212-842-8888
Back office contact: David Courtemnache
212-842-8881

Number of Securities Allocated to Investor: 10,000

Aggregate Purchase Price: $10,000,000

AGREED AND ACCEPTED: HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 30,000 shares, $30,000,000 principal amount

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: BASSO Capital Management, LP on behalf of 3-4 Basso Funds to be determined

By:	/s/ JOHN LEPORE
Print Name: John Lepore
Title: Authorized Signatory
Address: 1266 East Main St.
Stamford, CT 06902
Tax ID No.:
Contact Name: Marc Seidenberg/John Lepore
Telephone: 203-352-6154
Back office contact: Joe Schultz
203-352-6157

Number of Securities Allocated to Investor: 7,500

Aggregate Purchase Price: $7,500,000

AGREED AND ACCEPTED: HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 30,000,000 face

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Camden Asset Management

By:	/s/ ALEXANDER A. LACH
Print Name: Alexander A. Lach
Title: Partner
Address: 2049 Century Park East, Suite #330
Century City, CA 90067
Tax ID No.: 95-4319164
Contact Name: Alex Lach
Telephone: 310-785-1630
Back office contact: Anthony Reyes
310-785-9755

Number of Securities Allocated to Investor: 9,000

Aggregate Purchase Price: $9,000,000

AGREED AND ACCEPTED: HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 7,500

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: CQS Convertible and Quantitative Strategies Master Fund Limited

By:	/s/ MICHAEL HINTZ
Print Name: Michael Hintz
Title: Director
Address: PO Box 309GT, Ugland House, Souith Church Street
Georgetown, Grand Cayman, Cayman Islands
Tax ID No.:
Contact Name: Paul Casey
Telephone: 44-207 201 6973
Back office contact: Tim Dalgamo
44-207-201-6880

Number of Securities Allocated to Investor: 5,000

Aggregate Purchase Price: $5,000,000

AGREED AND ACCEPTED: HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Credit Suisse

By:	/s/ ONU ODIM
Print Name: Onu Odim
Title: Managing Director
Address: 11 Madison Avenue, 7th Floor
New York, NY 10010
Tax ID No.: N/A
Contact Name: Onu Odim
Telephone: 212-325-3622
Back office contact: Ross Jorsky
212-325-3188

Number of Securities Allocated to Investor: 6,500

Aggregate Purchase Price: $6,500,000

AGREED AND ACCEPTED: HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: D.E. Shaw Valence Portfolios, L.L.C

By:	D.E. Shaw & Co. L.P., as managing member

By:	/s/ JOE PRIOR
Print Name: Joe Prior
Title: Authorized Signatory
Address: 120 W. 45th St. 39th Floor
New York, NY 10036
Tax ID No.: 13-4046559
Contact Name: Joe Prior
Telephone: 212-478-0000
Back office contact: Kara Loe
212-478-0000

Number of Securities Allocated to Investor: 18,000

Aggregate Purchase Price: $18,000,000

AGREED AND ACCEPTED: HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Deerfield Management Company, L.P.

By:	/s/ DARREN LEVINE
Print Name: Darren Levine
Title: Chief Financial Officer
Address: 780 3rd Avenue, 37th Floor
New York, NY 10017
Tax ID No.: 13-3738772
Contact Name: Darren Levine
Telephone: 212-551-1600
Back office contact: Darren Levine

Number of Securities Allocated to Investor: 9,000

Aggregate Purchase Price: $9,000,000

AGREED AND ACCEPTED: HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: $20,000,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: DRW Securities, LLC

By:	/s/ DONALD WILSON, JR.
Print Name: Donald Wilson, Jr.
Title: Manager
Address: 10 S. Riverside Plaza, 21st Floor
Chicago, IL 60606
Tax ID No.: 36-4202848
Contact Name: Ilan Huberman
Telephone: 312-542-1110
Back office contact: Jim Lange
312-541-1011

Number of Securities Allocated to Investor: 5,000

Aggregate Purchase Price: $5,000,000

AGREED AND ACCEPTED: HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Empyrean Capital Partners, LP

By:	/s/ ANTHONY THIMES
Print Name: Anthony Thimes
Title: Chief Financial Officer
Address: 10250 Constellation Blvd, Suite 2950
Los Angeles, CA 92660
Tax ID No.:
Contact Name: Tony Hynes
Telephone: 310-843-3060
Back office contact:

Number of Securities Allocated to Investor: 5,000

Aggregate Purchase Price: $5,000,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Forest Investment Management

By:	/s/ JOHN McDONALD
Print Name: John McDonald
Title: Partner
Address: 53 Forest Avenune
Old Greenwich, CT 06870
Tax ID No.: 06-1354491
Contact Name: Jingyan Wang
Telephone: 203-637-7773
Back office contact: Larry Diamond
203-637-6020

Number of Securities Allocated to Investor: 6,500

Aggregate Purchase Price: $6,500,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: $30,000,000 of securities

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: GLG Partners LP

By:	/s/ STEVE ROTH
Print Name: Steve Roth
Title: Portfolio Manager
Address: 2 Curzon Street
London W1J5HB, UK
Tax ID No.: N/A
Contact Name: Allistair Ling
Telephone: 44 2070167057
Back office contact: Antonio Dos
44 2070167302

Number of Securities Allocated to Investor: 9,000

Aggregate Purchase Price: $9,000,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 30,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: President and Fellows of Harvard College

By:	/s/ CRAIG SZEMAN
Print Name: Craig Szeman
Title: Vice President
Address: 600 Atlantic Avenue
Boston, MA 02210-2203
Tax ID No.: 042103580
Contact Name:
Telephone:
Back office contact: Sharon Legge
617-720-6713

Number of Securities Allocated to Investor: 5,000

Aggregate Purchase Price: $5,000,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 30,000 ($30,000,000)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: HBK Master Fund L.P.

By: HBK Investments L.P.

By:	/s/ J. BAKER GENTRY, JR.
Print Name: J. Baker Gentry, Jr.
Title: Authorized Signatory

Address: c/o Ugland House, South Church Street

P.O. Box 309, Georgetown, Grand Cayman, Cayman Islands

Notice Address: c/o HBK Investments, LP, 300 Crescent Court

Suite 700, Dallas Texas 75201

Tax ID No.: 98-0215929

Contact Name: Legal Department

Telephone: 214-758-6107

Back office contact: Sterling Abbott

214-758-6421

Number of Securities Allocated to Investor: 6,500

Aggregate Purchase Price: $6,500,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 30,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Highbridge International LLC

By: Highbridge Capital Management LLC

By:	/s/ RICHARD POTAPCHUK
Print Name: Richard Potapchuk
Title: Managing Director
Address: 9 West 57th Street, 27th Floor
New York, NY 10019
Tax ID No.: N/A
Contact Name:
Telephone: 212-287-4910
Back office contact: Chris Edele

Number of Securities Allocated to Investor: 18,000

Aggregate Purchase Price: $18,000,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 3,965

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Highfields Capital I LP

By:	/s/ JENNIFER L. STIER
Print Name: Jennifer L. Stier
Title: Chief Operating Officer
Address: John Hancock Tower, 200 Clarendon St. 51st Floor
Boston, MA 02116
Tax ID No.: 04-3419486
Contact Name: Joseph Mazzellan
Telephone: 617-850-7500
Back office contact: Brian Quinn
617-850-7564

Number of Securities Allocated to Investor: 1,586

Aggregate Purchase Price: $1,586,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 9,585

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Highfields Capital II LP

By:	/s/ JENNIFER L. STIER
Print Name: Jennifer L. Stier
Title: Chief Operating Officer
Address: John Hancock Tower, 200 Clarendon St. 51st Floor
Boston, MA 02116
Tax ID No.: 04-3419488
Contact Name: Joseph Mazzellan
Telephone: 617-850-7500
Back office contact: Brian Quinn
617-850-7564

Number of Securities Allocated to Investor: 3,834

Aggregate Purchase Price: $3,834,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 36,450

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Highfields Capital Ltd.

By:	/s/ JENNIFER L. STIER
Print Name: Jennifer L. Stier
Title: Chief Operating Officer
Address: c/o Goldman Sachs (Cayman) Trust Ltd., Harbour Centre, 2nd Floor
P.O. Box 896, Georgetown, Grand Cayman, Cayman Islands, B.W.I.
Tax ID No.: N/A
Contact Name:
Telephone: 345-914-8011
Back office contact:

Number of Securities Allocated to Investor: 14,580

Aggregate Purchase Price: $14,580,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 30,000,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: JD Capital Management

By:	/s/ ANDREW BARNARD
Print Name: Andrew Barnard
Title: Portfolio Manager
Address: 2 Greenwich Plaza 2nd Floor Greenwich, CT 06830 Tax ID No.: Contact Name: Don McCarthy, CFO Telephone: 203-485-8820 Back office contact: Michael Owens 203-485-8823

Number of Securities Allocated to Investor: 6,500

Aggregate Purchase Price: $6,500,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: JMG Capital Partners LP

By:	/s/ JONATHAN GLASS
Print Name: Jonathan Glass
Title: Manager of the GP
Address: 11601 Wilshire Blvd., Suite 2180
Los Angeles, CA 90025
Tax ID No.: 68-0271606
Contact Name: Noelle Newton
Telephone: 310-601-2825
Back office contact:

Number of Securities Allocated to Investor: 8,500

Aggregate Purchase Price: $8,500,000

AGREED AND ACCEPTED:

HealthSouth Corporation,
a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 30,000 ($30 million notional)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Kamunting Street Master Fund, Ltd.

By:	/s/ GREGOR DANNALHER
Print Name: Gregor Dannalher
Title: Senior Analyst
Address: 140 East 45th Street, 15th Floor
New York, NY 10017
Tax ID No.: 98-0427034
Contact Name: Christopher Falsetta
Telephone: 212-490-4343
Back office contact: Jason Abrams
212-490-4355

Number of Securities Allocated to Investor: 10,000

Aggregate Purchase Price: $10,000,000

AGREED AND ACCEPTED:

HealthSouth Corporation,
a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: KBC Financial Products Cayman Islands Ltd.

By:	/s/ JASON CUEVAS
Print Name: Jason Cuevas
Title: Managing Director
Address: 140 East 45th Street, 42nd Floor
New York, NY 10017
Tax ID No.: 061556254
Contact Name: Ann Difilppo
Telephone: 212-845-2833
Back office contact: Ben Locascio
212-845-2916

Number of Securities Allocated to Investor: 12,000

Aggregate Purchase Price: $12,000,000

AGREED AND ACCEPTED:

HealthSouth Corporation,
a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: LibertyView Funds, L.P.

By:	/s/ STEVEN S. ROGERS
Print Name: Steven S. Rogers
Title: Authorized Signatory
Address: LibertyView Capital Management, Attn: Spencer Kornreich
111 River Street – Suite 1000, Hoboken, NJ 07030
Tax ID No.:
Contact Name: Spencer Kornreich
Telephone: 201-595-2992
Back office contact: Robert Olsen
201-216-8606

Number of Securities Allocated to Investor: 5,000

Aggregate Purchase Price: $5,000,000

AGREED AND ACCEPTED:

HealthSouth Corporation,
a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 30,000 shares

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Linden Capital L.P.

By:	/s/ CRAIG JARVIS
Print Name: Craig Jarvis
Title: Authorized Signatory
Address: 18 Church Street, Skando House
Hamilton, HM11, Bermuda
Tax ID No.: 98-0430338
Contact Name: Craig Jarvis
Telephone: 646-840-3510 or 3500
Back office contact: Peter Greenberg
646-840-3539

Number of Securities Allocated to Investor: 8,500

Aggregate Purchase Price: $8,500,000

AGREED AND ACCEPTED:

HealthSouth Corporation,
a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 20,000 shares ($20 million of notional)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Marathon Global Convertible Master Fund, Ltd.

By:	/s/ CHRISTOPHE THOMAS
Print Name: Christophe Thomas
Title: Managing Director
Address: 461 Fifth Avenue, 10th Floor
New York, NY 10017
Tax ID No.: N/A
Contact Name: Christophe Thomas
Telephone: 212-381-4421
Back office contact: David Hazan
212-381-4487

Number of Securities Allocated to Investor: 6,500

Aggregate Purchase Price: $6,500,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 15,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: OZ Master Fund, Ltd.

By:	/s/ JOEL FRANK
Print Name: Joel Frank
Title: Chief Financial Officer
Address: 9 West 57th St., 39th Floor
New York, NY 10019
Tax ID No.: 13-3982250
Contact Name: Joel M. Frank
Telephone: 212-790-0160
Back office contact: Sean Rhatigan
212-790-0166

Number of Securities Allocated to Investor: 10,000

Aggregate Purchase Price: $10,000,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 30,000 shares

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Parabolic Parners Cap. Mgt LLC, as investment advisor of Parabolic Partners Master Fund, Ltd.

By:	/s/ A. PAUL BOWYER
Print Name: A. Paul Bowyer
Title: Managing Member
Address: 396 Springfield Ave.
Summet, NJ 07901
Tax ID No.: 98-0462853
Contact Name: Paul Bowyer
Telephone: 908-918-0118
Back office contact: Sophie Chen
908-918-0118

Number of Securities Allocated to Investor: 6,500

Aggregate Purchase Price: $6,500,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 30,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Polygon Global Opportunities Master Fund

By:	Polygon Investment Partners LP

By:	/s/ WILLIAM W. HOBAN
Print Name: William W. Hoban
Title: Portfolio Manager
Address: 598 Madison Ave. 14th Floor
New York, NY 10022
Tax ID No.: 98-0397839
Contact Name: William W. Hoban
Telephone: 212-359-7487
Back office contact: James Piachard
212-359-7336

Number of Securities Allocated to Investor: 6,500

Aggregate Purchase Price: $6,500,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Ramius Capital Group for Ramius Master Fund LTD (tax ID: 98-0395643) And RCG Latitude Master Fund LTD (tax ID: 98-0223347)

By:	/s/ MORGAN STARK
Print Name: Morgan Stark
Title: Managing Partner
Address: 616 Third Avenue, 26th Floor
New York, NY 10017
Tax ID No.:
Contact Name: Robert Ryon
Telephone: 212-845-7924
Back office contact: James Wilk

Number of Securities Allocated to Investor: 5,000

Aggregate Purchase Price: $5,000,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Radcliffe SPC Ltd. For and on behalf of the Class A Convertible Crossover Segregated Portfolio,

By: RG Capital Management, L.P., By: RGC Management Company LLC

By:	/s/ GERALD STAHLECKER
Print Name: Gerald F. Stahlecker
Title: Managing Director
Address: 3 Bala Plaza East, Suite 501
Bala Cynwyd, PA 19004-3481
Tax ID No.: 98-0381209
Contact Name: Gerald F. Stahlecker
Telephone: 610-617-5900
Back office contact: Mike Campbell
610-617-5900

Number of Securities Allocated to Investor: 15,000

Aggregate Purchase Price: $15,000,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and
Chief Financial Officer

Maximum Number of Securities: 30,000 shares [purchase price = $30 million]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Funds Managed by Rumson Capital LLC

By:	/s/ JOHN BURKE
Print Name: John Burke
Title: Managing Partner

Address: The Galleria, Bldg. Three, 2 Bridge Ave.

Red Bank, NJ 07701

Tax ID No.: XAVEX: 300245670, ZURICH: 13-4147177, NAVESINK: 98-0346624, ALPHA: 13-4129748, MSS:

(Cayman Islands)

Contact Name: Bill Brennan

Telephone: 732-450-7410

Back office contact: Mitch Gordon

732-450-7408

_____________________________________________

Number of Securities Allocated to Investor: 6,500

Aggregate Purchase Price: $6,500,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and
Chief Financial Officer

Maximum Number of Securities: 30,000 ($30,000,000)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Sandelman Partners

By:	/s/ MICHAEL J. PASCULTI
Print Name: Michael J. Pasculti
Title: Partner
Address: 500 Park Avenue
New York, NY 10022
Tax ID No.: 980456839
Contact Name: Chris Zabark
Telephone: 212-299-7604
Back office contact: Eric Roppa
212-299-7607

Number of Securities Allocated to Investor: 6,500

Aggregate Purchase Price: $6,500,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and
Chief Financial Officer

Maximum Number of Securities: 50,000 shares ($50,000,000 liquidation preference)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Satellite Credit Opportunities Fund, Ltd.

By: Satellite Management, L.P., its Investment Manager

By:	/s/ SIMON RAYKHER
Print Name: Simon Raykher
Title: General Counsel
Address: 623 Fifth Avenue, 19th floor
New York, NY 10022
Tax ID No.: N/A
Contact Name: Gene Gaeta
Telephone: 212-209-2045
Back office contact: Heather Campbell
212-209-2018

Number of Securities Allocated to Investor: 2,500

Aggregate Purchase Price: $2,500,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and
Chief Financial Officer

Maximum Number of Securities: 50,000 shares ($50,000,000 liquidation preference)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Satellite Convertible Arbitrage Master Fund LLC

By: Satellite Management, L.P., its Investment Manager

By:	/s/ SIMON RAYKHER
Print Name: Simon Raykher
Title: General Counsel
Address: 623 Fifth Avenue, 19th floor
New York, NY 10022
Tax ID No.: 98-0399374
Contact Name: Ramin Mozaffarian
Telephone: 212-209-2093
Back office contact: Heather Campbell
212-209-2018

Number of Securities Allocated to Investor: 2,500

Aggregate Purchase Price: $2,500,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and
Chief Financial Officer

Maximum Number of Securities: 24,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Shephred Investments International, Ltd.

By:	/s/ MICHAEL A. ROTH
Print Name: Michael A. Roth
Title: Managing Member of its Investment Manager
Address: c/o Stark Offshore Management LLC
3600 South Lake Drive, St. Francis, WI 53235
Tax ID No.: 30-0044149
Contact Name: Robert Prellwitz
Telephone: 414-294-7000
Back office contact: James Rittenhouse
414-294-7000

Number of Securities Allocated to Investor: 8,000

Aggregate Purchase Price: $8,000,000

AGREED AND ACCEPTED: HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 6,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Stark Trading

By:	/s/ MICHAEL A. ROTH
Print Name: Michael A. Roth
Title: Managing Member of its Managing General Partner
Address: 3600 South Lake Drive
St. Francis, WI 53235
Tax ID No.: 98-0148910
Contact Name: Robert Prellwitz
Telephone: 414-294-7000
Back office contact: James Rittenhouse
414-294-7000

Number of Securities Allocated to Investor: 2,000

Aggregate Purchase Price: $2,000,000

AGREED AND ACCEPTED: HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: $20,000,000.00

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Susquehanna Capital Group

By:	/s/ JACK GREENBERG
Print Name: Jack Greenberg
Title: Managing Director
Address: 401 City Ave.
Bala Cynwyd, PA 19004
Tax ID No.: 23-2795205
Contact Name: Michael Ferry
Telephone: 610-617-2802
Back office contact: John Riccardi
610-617-2826

Number of Securities Allocated to Investor: 12,000

Aggregate Purchase Price: $12,000,000

AGREED AND ACCEPTED: HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 50,000 shares

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: SuttonBrook Capital Portfolio LP

By:	/s/ BRETT SPECTOR
Print Name: Brett Spector
Title: Authorized Person
Address: 598 Madison Ave. 6th Floor
New York, NY 10022
Tax ID No.: 98-0367010
Contact Name: Brett Spector
Telephone: 212-588-6622
Back office contact: Brett Spector
212-588-6622

Number of Securities Allocated to Investor: 12,000

Aggregate Purchase Price: $12,000,000

AGREED AND ACCEPTED: HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 440,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: TQA Investors LLC

By:	/s/ DARREN J. LONGIS
Print Name: Darren J. Longis
Title: Principal
Address: 333 Ludlow St.
Stamford, CT 06902
Tax ID No.: 98-0220992
Contact Name: Bart Tesoriero
Telephone: 203-653-3020
Back office contact: Aaron Warun

Number of Securities Allocated to Investor: 9,000

Aggregate Purchase Price: $9,000,000

AGREED AND ACCEPTED: HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: UBS A.G. (London Branch)

By:	/s/ RICHARD SIMPSON
Print Name: Richard Simpson
Title: Managing Director
Address: 1285 6th Ave., 9th FLoor
New York, NY 10019
Tax ID No.: 13-3873456
Contact Name: _________________________________
Telephone: 203-719-8581
Back office contact: Rosmarie Mancuso

Number of Securities Allocated to Investor: 6,500

Aggregate Purchase Price: $6,500,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: $25,000,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Whitebox Advisors, LLC – investment manager to: Whitebox Convertible Arbitrage Partners LP, Whitebox Diversified Convertible Arbitrage Partners, L.P., HFR RVA Combined Master Trust, Guggenheim Portfolio XXXI, LLC

By:	/s/ ANDREW REDLEAF
Print Name: Andrew Redleaf
Title: Managing Member of the General Partner
Address: 3033 Excelsior Blvd, Suite 300
Minneapolis, MN 55416
Tax ID No.: N/A
Contact Name: Rob Vogel
Telephone: 612-253-6028
Back office contact: Andrea Schroeder
612-253-6060

Number of Securities Allocated to Investor: 6,500

Aggregate Purchase Price: $6,500,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

Maximum Number of Securities: 40,000 shares or $40,000,000

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor: Zazove Associates, LLC, as investment advisor with discretionary authority

By:	/s/ STEVE KLIEMAN
Print Name: Steve Klieman
Title: COO
Address: 940 Southwood, Suite 200
Incline Village, NV 89451
Tax ID No.: 36-3984373
Contact Name: Steve Klieman
Telephone: 847-239-7100
Back office contact: Tami Kuha
775-832-6250

Number of Securities Allocated to Investor: 15,000

Aggregate Purchase Price: $15,000,000

AGREED AND ACCEPTED:

HealthSouth Corporation, a Delaware corporation

By:	/s/ JOHN WORKMAN
Name: John Workman
Title: Executive Vice President and Chief Financial Officer

INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Agreement)

Complete the following items in the Agreement:

1. Provide the information regarding the Investor requested on page 2. The Agreement must be executed by an individual authorized to bind the Investor.

2. Return the signed Agreement to:

Citigroup Global Markets Inc.

390 Greenwich St., 5th Floor

New York, NY 10013

Attn: Equity Syndicate

Phone: 212-723-7300

Fax: 646-843-3922

An executed original signature page to the Agreement or a facsimile transmission thereof must be received by 12:00 noon New York time on February 28, 2006. Investors who send a facsimile transmission prior to such deadline must also submit an original via courier as soon thereafter as practicable.

ANNEX I TO THE SECURITIES PURCHASE AGREEMENT

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1.	Authorization and Sale of Securities. The Company has authorized the sale of up to 400,000 Securities. The Company reserves the right to increase or decrease this number.

2.	Agreement to Sell and Purchase the Securities; Placement Agents.

2.1.	Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as defined in Section 3), the Company will sell to each Investor, and each Investor will purchase from the Company, up to the aggregate number of Securities set forth on each Investor’s signature page hereto at the purchase price of $1,000 per share; provided that, if the Company sells and the Investor buys an amount of Securities less than the aggregate number of Securities set forth on such Investor’s signature page hereto, the total aggregate purchase price of such Securities will be reduced proportionately.

2.2.	Each Investor acknowledges that the Company intends to pay Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Placement Agents”) a fee in respect of the sale of Securities to the Investors.

3.	Closings and Delivery of Securities and Funds.

3.1.	The completion of the purchase and sale of the Securities (the “Closing”) shall occur at the offices of the Company’s counsel on March 7, 2006 (the “Scheduled Closing Date”), unless the Closing is delayed by the Company pursuant to Section 3.2 hereof (the date on which the Closing occurs being the “Closing Date”). At the Closing, (i) the Company shall cause the Escrow Agent to deliver to the Investors the Accepted Securities (as defined below) registered in the name of the applicable Investors, and (ii) the aggregate purchase price for the Accepted Securities (as defined below) shall be delivered by or on behalf of the Investors to the Company.

3.2.	The Closing shall occur on the Scheduled Closing Date (i) if the aggregate amount of funds deposited by the Investors with the Escrow Agent is at least $150,000,000 on such date and (ii) the conditions set forth in Section 6 are satisfied. If the aggregate amount of funds deposited by the Investors with the Escrow Agent is less than $150,000,000 on the Schedule Closing Date, the Company may either (a) proceed with the Closing on such date or (b) delay the Closing until a date that is no later than March 9, 2006 (the “Delayed Closing Date”), at which time the Closing shall occur if, at such time, at least $150,000,000 in aggregate amount of funds shall have been deposited by the Investors with the Escrow Agent. If the Closing is delayed pursuant to clause (b) above and the aggregate amount of funds deposited by the Investors with the Escrow Agent remains less than $150,000,000 on the Delayed Closing Date, the Company may either (x) proceed with the Closing on the Delayed Closing Date or (y) terminate this Agreement on the Delayed Closing Date without liability on the part of the non-defaulting Investors or on the part of the Company, except for the Company’s obligation to pay Investor’s fees and expenses in accordance with Section 5.11. Nothing contained herein shall relieve a defaulting Investor of any liability it may have to the Company or any non-defaulting Investor for damages caused by its default.

3.3.	If, (i) on the Scheduled Closing Date or (ii) on the Delayed Closing Date, any Investor defaults on its obligation to purchase the Accepted Securities that it has agreed to purchase, the Company and the non-defaulting Investors may in their discretion arrange for the purchase of such Accepted Securities by any Investor on the terms contained in this Agreement, which purchase shall occur (a) if the Closing occurs on the Scheduled Closing Date, on the Scheduled Closing Date or at any time thereafter until the Delayed Closing Date or (b) if the Closing occurs on the Delayed Closing Date, on the Delayed Closing Date, or (c) with respect to defaults that occur on the Delayed Closing Date, as soon as practicable after the Delayed Closing Date.

3.4.	If the Company accepts the Investors’ offer to buy Securities in whole or in part, the Company or its representatives shall notify each Investor at the telephone number provided on such Investor’s signature page hereto of the number of Securities (the “Accepted Securities”) that the Company shall sell to such Investor and such Investor shall buy. Payment by an Investor for the Accepted Securities shall be made by wire transfer of immediately available funds to the Escrow Agent in accordance with Section 3.6 below. If the Escrow Agent determines that the conditions to the Closing are satisfied (which determination may be made based upon delivery of an officers’ certificate of the Company pursuant to Section 6.2(b) hereof), it shall deliver each Investor’s payment to the Company and the corresponding Accepted Securities to the DTC account specified in the Investor signature pages hereto. If such conditions to the Closing are not satisfied, the Escrow Agent shall return each Investor’s funds to the applicable Investor.

3.5.	Subject to the provisions of Sections 3.2 and 3.3, the Company’s obligation to issue and sell the Accepted Securities to the Investors shall be subject only to the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing. The Investors’ respective obligations to purchase the Accepted Securities shall be subject to the conditions set forth in Section 6 hereof.

3.6.	Promptly after the Company notifies each Investor of the Accepted Securities that the Company shall sell to such Investor, but in any event no later than one business day prior to the Closing Date, such Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Accepted Securities being purchased by such Investor to the following account designated by the Company pursuant to the terms of the Escrow Agreement (the “Escrow Agreement”) a copy of which is attached hereto as Exhibit B relating to the offering of the Securities and entered into by and among the Company and the Escrow Agent:

Bank Name:	JP MorganChase New York, NY
Bank ABA:	021-000-021
BNF Acct.:	323-161413
BNF Acct Name:	Mellon Investor Services LLC
Re:	HealthSouth Corporation
Attn:	Vivian Gibson
Tel. No.:	(201) 680-3306

Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Investors to the Company upon the satisfaction of the conditions to the obligations of the Investors set forth in Section 6 hereof. If the Investor does not remit the necessary funds to purchase its Accepted Securities on or prior to the Closing Date as specified above, the Investor shall as soon as practicable following the Closing Date purchase such Accepted Securities from the Company as required by this Agreement at a price per Accepted Security that shall include accumulated and unpaid dividends on the Accepted Securities from and including the Closing Date to but excluding the date of payment, computed on the basis of a 360-day year consisting of twelve 30-day months.

3.7.	Prior to or promptly after the execution of this Agreement by the Investors and the Company, each Investor shall direct the broker-dealer at which the account or accounts to be credited with its Securities are maintained (which broker/dealer shall be a DTC participant) to set up a Deposit/Withdrawal at Custodian (“DWAC”) instructing the Escrow Agent to credit such account or accounts with the Securities by means of an electronic book-entry delivery. Such DWAC shall indicate the settlement date for the deposit of the Securities, which date shall be provided to the Investors by the Placement Agents. Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 3.6 above, the Company shall direct the Escrow Agent to credit each Investor’s account or accounts with the Securities pursuant to the information contained in the DWAC.

4.	Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, each Investor, that:

4.1.	The Company has full right, power, authority and capacity to enter into this Agreement, to issue and sell the Securities and to consummate the other transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement is a legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and other laws of general application affecting enforcement of creditors’ rights generally, rules of law governing specific performance, injunctive relief and equitable remedies. The Securities will be, as of the Closing Date, duly authorized by the Company and, when issued, delivered to and paid for by the Investors in accordance with this Agreement, will be validly issued, fully paid and non-assessable and entitled to the rights, privileges and preferences set forth in the Certificate of Designations and will be free of restrictions on transfer, other than restrictions of transfer under this Agreement and under applicable state and federal securities laws. Neither the issuance, sale or delivery of the Securities nor, upon the conversion thereof, the issuance or delivery of the Common Stock is subject to any preemptive right of stockholders of the Company arising under law or the restated certificate of incorporation or by-laws of the Company, or to any contractual right of first refusal or other right in favor of any person.

4.2.	As of December 31, 2005, the Company’s authorized capital stock consisted of 600,000,000 shares of Common Stock, 397,708,468 of which are outstanding, and 1,500,000 shares of preferred stock, none of which are outstanding.

4.3.	Neither the Company nor any of its subsidiaries is, or after giving effect to the offering and sale of the Securities and upon application of the proceeds as described in the private placement memorandum dated February 28, 2006, relating to the offering and sale of the Securities (including any documents incorporated by reference therein and as supplemented or amended prior to the Closing Date, the “Private Placement Memorandum”) will be, an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.4.	Both the preliminary copy and the final copy of the Private Placement Memorandum, as of their respective dates and (in the case of the final copy of the Private Placement Memorandum) as of the Closing Date, in each case taken together with the Company’s Exchange Act Filings (as defined below) that are publicly filed on or prior to such date, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company notes that as of the date hereof, it has not filed, and does not intend to file, its quarterly reports with the Securities and Exchange Commission (“Commission”) for its fiscal quarters ending March 31, 2005, June 30, 2005 and September 30, 2005, and in connection with the purchase of the Securities the Investors will not have access to the information that would have been contained therein.

4.5.	Assuming the accuracy of the representations and warranties made by the Investors contained in this Agreement, the issuance and sale to the Investors of the Securities in the manner contemplated by this Agreement are exempt from the registration requirements of the Securities Act. No form of general solicitation or general advertising within the meaning of Regulation D was used by the Company or, to the best of the Company’s knowledge, any of its representatives in connection with the offer and sale of the Securities.

4.6.	The Company has been duly organized and is validly existing and in good standing under the laws of the State of Delaware and has been duly qualified to do business and is in good standing as a foreign entity in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except such failures to qualify as are not, either individually or in the aggregate, material to the Company and its subsidiaries taken as a whole and except for jurisdictions not recognizing the legal concept of good standing), and has all power and authority necessary to own or hold its properties and to conduct its business.

4.7.

As of December 31, 2005, all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. The shares of Common Stock initially issuable upon conversion of the Securities have been duly authorized and reserved for issuance or delivery out of treasury upon such conversion and, when issued and delivered or delivered out of treasury in accordance with the provisions of the restated certificate of incorporation of the Company, will be validly issued, fully paid and non-assessable. All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except (i) for directors’ qualifying shares or foreign national qualifying capital stock, if applicable, (ii) as otherwise set forth in the Company’s public filings on Forms 10-K, 10-Q and 8-K, including any amendments thereto (collectively, the “Exchange Act Filings”), and (iii) as pledged to secure indebtedness of the Company and/or its subsidiaries pursuant to credit facilities, indentures and other instruments evidencing indebtedness as contemplated by the Company’s Exchange Act Filings and existing or to be entered into on the Closing Date) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except where such failures to own are not, either individually or in the aggregate, material to the Company and its subsidiaries taken as a whole).

4.8.	The Certificate of Designations has been duly authorized by the Company. Upon issuance and delivery of the Securities in accordance with this Agreement, the Securities will be convertible at the option of the holder thereof into the Common Stock in accordance with the terms of the Certificate of Designations.

4.9.	The Company has all requisite corporate power and authority to enter into the Registration Rights Agreement to be entered into with the Investors on the Closing Date (the “Registration Rights Agreement”). The Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by the Investors) will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and other laws of general application affecting enforcement of creditors’ rights generally, rules of law governing specific performance, injunctive relief and equitable remedies.

4.10.	(a) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the authorization, execution and delivery and compliance by the Company with all of the provisions of and performance of the Certificate of Designations, the Registration Rights Agreement and this Agreement, the use of the proceeds from the sale of the Securities and the consummation of the other transactions contemplated hereby and thereby (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) will not result in any violation of the provisions of the restated certificate of incorporation or by-laws of the Company and (iii) will not violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and (b) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets is required for the issue and sale of the Securities, the consummation by the Company of the transactions contemplated by the Registration Rights Agreement or this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities), except (w) in the cases of clauses (a)(i) and (iii) only, for such conflicts, breaches, defaults and violations as would not reasonably be expected to have, either individually or in the aggregate, a material adverse change, or any development involving a prospective material adverse change, in or affecting the management, condition (financial or otherwise), stockholders’ equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”); (x) for such consent, approvals, authorizations, orders, filings, registrations or qualifications that have been obtained; and (y) for the filing of a registration statement by the Company with the Commission pursuant to the Securities Act as required by the Registration Rights Agreement.

4.11.	Except as described in the Company’s Exchange Act Filings, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the

Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

4.12.	During the six-month period preceding the date of the Private Placement Memorandum and from the date of the Private Placement Memorandum through the Closing Date, none of the Company or any other person acting on behalf of the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Investors pursuant to this Agreement.

4.13.	The Company’s financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the Commission on December 2, 2005, present fairly the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended; such financial statements and related schedules and notes have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied throughout the periods involved, except as disclosed therein.

4.14.	Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements of the Company, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Company’s Exchange Act Filings and, since such date, there has not been any material change in the stockholders’ equity or long-term debt of the Company or any of its subsidiaries or any Material Adverse Effect, either individually or in the aggregate, otherwise than as set forth in the Company’s Exchange Act Filings.

4.15.	The Company and each of its subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects (“Encumbrances”), except (i) for liens for taxes not yet due or payable, (ii) as are described in the Exchange Act Filings and (iii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and all real property and buildings held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.16.	Each of the Company and its subsidiaries holds and is operating in compliance (in all material respects) with all material franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business, and all of such are valid and in full force and effect, and each of the Company and its subsidiaries is in compliance in all material respects with all laws, regulations, orders and decrees applicable to it which have a material effect on its business, properties or assets.

4.17.	To the best of the Company’s knowledge after reasonable investigation, neither the Company nor any subsidiary, nor any employee or agent thereof, has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation, which violation could have, either individually or in the aggregate, a Material Adverse Effect.

4.18.	The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries, except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

4.19.

The Company and each of its subsidiaries (i) own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and

(ii) have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any written notice of any claim of conflict with, any such rights of others, except with respect to clauses (i) and (ii) as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

4.20.	Except as described in the Company’s Exchange Act Filings, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property or assets of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, could have, either individually or in the aggregate, a Material Adverse Effect, and to the best of the Company’s knowledge, no such proceedings are threatened by governmental authorities or threatened by others.

4.21.	The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to termination of, or withdrawal from, any such “pension plan”; no such “pension plan” for which the Company would have any liability has incurred an “accumulated funding deficiency” as defined in Section 412 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”), as of the last day of the most recent fiscal year of such plan ended before the date hereof, nor does the Company have or expect to incur liability for a tax under Section 4971 of the Code; and each such “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

4.22.	The Company has filed within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all federal, state and local income and franchise tax returns required to be filed through the date hereof, except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect and has paid all taxes shown as due thereon other than those taxes contested in good faith and where the failure to pay would not, individually or in the aggregate, have a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries that has had (nor does the Company have any knowledge of any tax deficiency that, if determined adversely to the Company or any of its subsidiaries, might have) or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

4.23.	Except as disclosed in the Company’s Exchange Act Filings there are not currently, and will not be as a result of the offering of the Securities, any outstanding subscriptions, rights, warrants, calls, commitments of sales or options to acquire, or instruments convertible into or exchangeable for, any capital stock or equity interest of the Company or any of its subsidiaries.

4.24.	Except as disclosed in Company’s Exchange Act Filings and except in the case of clause (i), but only with respect to subsidiaries of the Company, and clauses (ii) and (iii) for such violations and defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of its subsidiaries (i) is in violation of its charter, by-laws or applicable organizational documents, (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain or maintain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

4.25.	Except as disclosed in Company’s Exchange Act Filings, and except for such matters as would not, individually or in the aggregate, result in a Material Adverse Effect, the Company and its subsidiaries (1) are conducting and have conducted their businesses, operations and facilities in compliance with Environmental Laws (as defined below); (2) have not received any written notice from a governmental authority or any other third party alleging any violation of Environmental Law or liability thereunder (including, without limitation, liability as a “potentially responsible party” and/or for costs of investigating or remediating sites containing Hazardous Substances (as defined below) and/or damages to natural resources); (3) are not subject to any pending or, to the knowledge of the Company or any of its subsidiaries, threatened claim or other legal proceeding under any Environmental Laws against the Company or its subsidiaries; and (4) do not have any knowledge of any pending Environmental Law or any release of Hazardous Substances that, individually or in the aggregate, would reasonably be expected to form the basis of any such claim or legal proceeding under any Environmental Law against the Company or its subsidiaries or to require any material capital expenditures to maintain the Company’s or the subsidiaries’ compliance with Environmental Law. As used in this paragraph, “Environmental Laws” means any and all applicable federal, state, local, and foreign laws, statutes, ordinances, rules, regulations, enforceable requirements and common law, or any enforceable administrative or judicial interpretation, order, consent, decree or judgment thereof, relating to pollution or the protection of human health or the environment, including, without limitation, those relating to, regulating or imposing liability or standards of conduct concerning (i) noise or odor; (ii) emissions, discharges, releases or threatened releases of Hazardous Substances into ambient air, surface water, groundwater or land; (iii) the generation, manufacture, processing, distribution, use, treatment, storage, disposal, release, transport or handling of, or exposure to, Hazardous Substances; or (iv) the investigation, remediation or cleanup of any Hazardous Substances. As used in this paragraph, “Hazardous Substances” means pollutants, contaminants or hazardous, dangerous, toxic, biohazardous or infectious substances, materials, constituents or wastes or toxins, petroleum, petroleum products and their breakdown constituents, or any other hazardous or toxic chemical substance regulated under Environmental Laws or exhibiting a hazardous waste characteristic including, but not limited to, corrosivity, ignitability, toxicity or reactivity, whether solid, gaseous or liquid in nature.

4.26.	The Securities will satisfy, as of the date of the Private Placement Memorandum and as of the Closing Date, the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

4.27.	The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Securities.

4.28.	With respect to Securities that are no longer “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act on a conversion date (as such term is defined in the Certificate of Designation), either as a result of a resale of the Securities pursuant to a registration statement or otherwise, all shares of Common Stock distributed upon conversion will be freely transferable without restriction under the Securities Act, other than by affiliates of the Company.

4.29.	Each significant subsidiary of the Company, as defined in accordance with regulation S-X promulgated under the Securities Act of 1933, (1) has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all power and authority necessary to own or hold its properties and to conduct its business, except those the absence of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (2) has been duly qualified to do business and is in good standing as a foreign entity in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except for those failures to be so qualified which would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and except for jurisdictions not recognizing the legal concept of good standing.

5.	Further Agreements of the Company. The Company further covenants with each Investor that:

5.1.

For so long as any of the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company will make available at its expense, upon request, to any holder of such Securities and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

5.2.	The Company shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Common Stock upon conversion of the Securities.

5.3.	The Company will take such steps as shall be necessary to ensure that neither the Company nor any of its subsidiaries becomes an “investment company” or a company “controlled” by an “investment company” within the meaning the Investment Company Act of 1940, as amended.

5.4.	The Company will comply, in all material respects, with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, and to use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act.

5.5.	For a period of two years (calculated in accordance with paragraph (d) of Rule 144 under the Securities Act) following the date any Securities are acquired by the Company or any of its affiliates (as defined in Rule 144A under the Securities Act), none of the Company or any of its affiliates will sell any such Securities.

5.6.	The Company will use all commercially reasonable efforts to (i) cause the Securities to be designated as PORTAL-eligible securities in accordance with the rules and regulations adopted by the NASD relating to trading in the NASD’s Portal Market and (ii) cause the Securities to be eligible for clearance and settlement through The Depository Trust Company.

5.7.	The Company has not taken, and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company.

5.8.	The Company will take reasonable precautions to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act), of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed, is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act.

5.9.

Without the prior written consent of Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for a period of 90 days from the date of the Private Placement Memorandum, the Company agrees not to (a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any equity securities of the Company or any securities convertible into or exercisable or exchangeable for equity securities of the Company or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the equity securities of the Company, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of equity securities or such other securities, in cash or otherwise, other than (i) the Securities, (ii) the shares of Common Stock issuable upon conversion of the Securities, (iii) the issuance by the Company of shares of Common Stock upon the exercise of an option or a warrant or the conversion of a security, in each case outstanding on the date of the Private Placement Memorandum, (iv) the grant by the Company of employee, officer or director stock options and the issuance by the Company of any shares of Common Stock upon the exercise of any option (regardless of when issued) under any employee, officer or director stock option or similar benefit plan, (v) the issuance by the Company of shares of Common Stock, stock appreciation rights or common stock equivalents or warrants, rights or options to purchase any of the foregoing, pursuant to any employee, officer or director stock option, stock purchase or similar benefit plans and (vi) the issuance by the Company of any shares of

Common Stock, warrants or other securities or any securities issuable upon conversion of such warrants or other securities in connection with the Company’s previously announced preliminary agreement in principle to settle litigation filed against the Company, certain of its former directors and officers and certain other parties in the United States District Court for the Northern District of Alabama and the Circuit Court in Jefferson County, Alabama.

5.10.	The Company will cooperate with the Investors and their counsel to qualify the Securities and the Common Stock or any other Securities into which it is Convertible for offer and sale under the securities or “Blue Sky” laws of such jurisdictions as any Investor shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) take any action that would subject it to general service of process in any such jurisdiction or (iii) take any action that would subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

5.11.	The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction of the Private Placement Memorandum and each amendment or supplement thereto; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Private Placement Memorandum and all amendments or supplements thereto, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, the closing documents and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (vi) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (vii) the fees and expenses of Debevoise & Plimpton LLP, special counsel to the Investors; (viii) the fees and disbursements of any transfer agent or registrar for the Securities; and (ix) all other costs and reasonable expenses incident to the performance by the Company of its obligations hereunder.

5.12.	The Company agrees that neither it nor any other person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company. Notwithstanding the requirements in this Section 5.12, in the event of a breach of the foregoing agreement by the Company, any of its subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein, any Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company, its subsidiaries, or any of its or their respective officers, directors, employees or agents. No Investor shall have any liability to the Company, its subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure.

6.	Conditions of Investors’ Obligations. The obligation of each Investor to purchase Securities on the Closing Date is subject to the following conditions:

6.1.	On the Closing Date the Company shall have delivered to Debevoise & Plimpton LLP (the “Designated Investor Counsel”), for the benefit of the Investors, the opinion, dated the Closing Date and addressed to the Investors, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, substantially in the form set forth in Exhibit C to this Agreement.

6.2.	(a) (i) The representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, (ii) the statements of the Company’s officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date, (iii) the Company shall have performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (iv) except as described in the Company’s Exchange Act Filings (exclusive of any such filings after the date hereof), subsequent to December 31, 2004, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect, and (v) the sale of the Securities hereunder and the use of the Private Placement Memorandum shall not be enjoined (temporarily or permanently) on the Closing Date and (b) on the Closing Date the Company shall have delivered to the Designated Investors Counsel, for the benefit of the Investors, a certificate of the Company, dated the Closing Date, signed on behalf of the Company by its Chief Financial Officer, to the effect that the conditions set forth in clause (a) above have been satisfied in all respects.

6.3.	The Certificate of Designations shall have been duly executed and acknowledged by the Company and filed with the Secretary of State of the State of Delaware and shall have become effective in accordance with the provisions of the General Corporation Law of the State of Delaware.

6.4.	Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated have received the “lockup” agreements substantially in the form set forth in Exhibit D to this Agreement signed by certain officers and directors of the Company set forth in Schedule A hereto relating to sales and certain other dispositions of shares of the equity securities or certain other securities of the Company, and such agreements shall be in full force and effect on the Closing Date.

6.5.	On the Closing Date the Investors shall have received the Registration Rights Agreement executed by the Company, and such agreement shall be in full force and effect.

6.6.	The Company shall have delivered to the Designated Investors Counsel, for the benefit of the Investors, satisfactory evidence of the good standing of the Company in its jurisdiction of organization and its good standing as a foreign entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification (except where the failure to so qualify is not material to the Company and its subsidiaries taken as a whole, and except for jurisdictions not recognizing the legal concept of good standing), in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

On or before the Closing Date, the Company shall have delivered to the Designated Investors Counsel, for the benefit of the Investors, such further documents, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and its subsidiaries as the Investors shall have reasonably requested from the Company reasonably in advance of the Closing Date so long as such further documents, certificates, letters and schedules or instruments are reasonable and customary for the transactions contemplated by this Agreement. Delivery of any such documents, certificates, letters and schedules or instruments to the Designated Investors Counsel shall be deemed to constitute delivery to the applicable Investors for all purposes hereunder.

All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Designated Investors Counsel. The Company shall furnish to the Investors such conformed copies of such documents, certificates, letters, schedules and instruments in such quantities as the Investors shall reasonably request.

7.	Representations, Warranties and Covenants of the Investors. Each Investor severally, and not jointly, hereby represents and warrants to, and covenants with, the Company, that:

7.1.	The Investor is (a) a QIB, (b) aware that the sale to it is being made in reliance on a private placement exemption from registration under the Securities Act and (c) acquiring the Securities for its own account or for the account of a QIB and not with a view to the distribution thereof.

7.2.	The Investor understands that the Securities and the Common Stock issuable upon conversion of the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that the Securities and the Common Stock issuable upon conversion of the Securities have not been and, except as described in the Private Placement Memorandum, will not be registered under the Securities Act and that (a) if prior to the expiration of the applicable holding period specified in Rule 144(k) of the Securities Act it decides to offer, resell, pledge or otherwise transfer any of the Securities or Common Stock issued upon conversion of the Securities, such Securities and Common Stock may be offered, resold, pledged or otherwise transferred only (i) to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (iii) pursuant to an effective registration statement under the Securities Act or (iv) to the Company or one of its subsidiaries, in each of cases (i) through (iv) in accordance with any applicable securities laws of any state of the United States, and that (b) the Investor will, and each subsequent holder of the Securities is required to, notify any subsequent purchaser of the Securities or the Common Stock issued upon conversion of the Securities of the resale restrictions referred to in clause (a) above and will provide the Company and the transfer agent such certificates and other information as they may reasonably require to confirm that the transfer by it complies with the foregoing restrictions, if applicable.

7.3.	The Investor understands that the Securities and the Common Stock issuable upon conversion of the Securities will, until the expiration of the applicable holding period set forth in Rule 144(k) of the Securities Act, unless sold pursuant to a registration statement that has been declared effective under the Securities Act or in compliance with Rule 144, bear a legend substantially to the following effect:

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (IV) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

7.4.	The Investor (a) is able to fend for itself in the transactions contemplated by the Private Placement Memorandum, (b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities and (c) has the ability to bear the economic risks of its prospective investment in the Securities and can afford the complete loss of such investment.

7.5.	The Investor has received a preliminary copy of the Private Placement Memorandum and upon delivery by the Company prior to Closing of the final copy of the Private Placement Memorandum will have received a final copy of the Private Placement Memorandum and acknowledges that (a) it has conducted its own investigation of the Company and the terms of the Securities and, in conducting its examination, it has not relied on, and will not rely on, any Placement Agent, any statements or other information provided by any Placement Agent concerning the Company or the terms of this offering or any due diligence investigation that any of the Placement Agents or their respective affiliates, or any person acting on behalf of any of them, may conduct or may have conducted with respect to the Securities or the Company, (b) it has had access to the Company’s public filings with the Securities and Exchange Commission and to such financial and other information as it deems necessary to make its decision to purchase the Securities, acknowledging that the Company has not filed with the Commission certain required quarterly reports and that the Company cannot assure such Investor that such information would not have been relevant to the Investor’s decision to purchase the Securities, (c) it has been offered the opportunity to ask questions of the Company and, if asked questions, received answers thereto, as it deemed necessary in connection with the decision to purchase the Securities and (d) it is aware that there may be additional non-public information with respect to the Securities and the Company that the Company has made itself available to provide to the Investor upon execution by such Investor of a confidentiality agreement, and that the Investor has either executed such confidentiality agreement and received such additional information that it has requested or has elected in its sole discretion not to request such information.

7.6.	The Investor, its affiliates and any of its and their directors, officers, employees, agents, advisors and controlling persons are aware that the U.S. securities laws prohibit any person that has material non-public information about a company from purchasing or selling, directly or indirectly, securities of such company (including entering into hedging transactions involving such securities) or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such other person is likely to purchase or sell such securities.

7.7.	The Investor understands that the Company, each Placement Agent and others will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements and agrees that if any of the representations and acknowledgements deemed to have been made by it by its purchase of the Securities are no longer accurate, the Investor shall promptly notify the Company and each Placement Agent. The Investor hereby consents to such reliance. If the Investor is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing representations, acknowledgements and agreements on behalf of such account.

7.8.	The Investor has not solicited offers for, or offered or sold, and will not solicit offers for, or offer to sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

7.9.	The Investor acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company or any Placement Agent that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

7.10.	The Investor further represents and warrants to, and covenants with, the Company that the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

7.11.	The Investor understands that nothing in the Private Placement Memorandum, this Agreement, the Company’s public filings with the Commission or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made its own assessments as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

8.	Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

9.	Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the domestic United States, by first-class registered or certified mail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) otherwise by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:
HealthSouth Corporation
One HealthSouth Parkway
Birmingham, Alabama 35243
Attention: General Counsel
Telecopy No.: (205) 970-5913

with a copy to:

Richard B. Aftanas, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York NY 10036
Telecopy	No.: (917) 777-4112

(b) if to an Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.
with a copy to:

Steven J. Slutzky, Esq.
Debevoise & Plimpton LLP
919 Third Avenue
New York NY 10022
Telecopy No.: (212) 909-6836

10.	Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the directors, officers, employees, advisors, affiliates and agents of each Investor. Nothing in this Agreement is intended, or shall be construed, to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

11.	Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investors.

12.	Headings. The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.

13.	Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14.	Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

15.	Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

Schedule A

Officers and Directors Who Have Signed the Lockup Agreements

Steven R. Berrard

Edward A. Blechschmidt

Donald L. Correll

Yvonne M. Curl

Gregory L. Doody

Charles M. Elson

Jay Grinney

Jon F. Hanson

Leo I. Higdon, Jr.

John Markus

John E. Maupin, Jr.

L. Edward Shaw, Jr.

Michael D. Snow

John L. Workman